Exhibit 99.1

FOR IMMEDIATE RELEASE

WM to Acquire Stericycle, a Leader in Medical Waste Services, for $7.2 Billion

Expands WM’s Comprehensive Environmental Solutions in the Growing Healthcare Market While Advancing WM’s Sustainability Commitments

•  Provides a complementary business platform in the healthcare market, a sector with attractive near- and long-term growth dynamics

•  Positions WM to offer customers the opportunity to partner with a single service provider with a comprehensive suite of environmental solutions

•  Builds on WM’s sustainability commitments to help communities thrive by offering customers a partner with leading, comprehensive service offerings focused on promoting healthy and safe communities

•  Leverages WM’s expertise in logistics and technology-enabled cost optimization, as well as its leading waste disposal network to deliver more than $125 million of projected annual synergies

•  Synergy realization expected to result in a post-synergy transaction multiple well below WM’s current trading multiple

•  Expected to be accretive to WM’s earnings and cash flow within one year of close

•  Both WM and Stericycle remain confident in the strength of their businesses and expect to achieve previously announced full-year guidance, excluding the impacts of any transaction-related costs

FOR MORE INFORMATION

WM

Website

www.wm.com

Analysts

Ed Egl

713.265.1656

eegl@wm.com

Media

Toni Werner

media@wm.com

Stericycle Website

www.investors.stericycle.com

Analysts

847.607.2012

stericycleIR@stericycle. com

Media

847.964.2288

media@stericycle.com

HOUSTON and BANNOCKBURN, Ill. - June 3, 2024 -Waste Management, Inc. (NYSE: WM) and Stericycle (NASDAQ: SRCL) announced today that they have entered into a definitive agreement under which WM will acquire all outstanding shares of Stericycle for $62.00 per share in cash, representing a total enterprise value of approximately $7.2 billion when including approximately $1.4 billion of Stericycle’s net debt. The per share price represents a premium of 24% to Stericycle’s 60-day volume weighted average price as of May 23, 2024, which was the last trading day before an article reported that Stericycle was considering a potential sale.

Stericycle is a premier provider of regulated medical waste and compliance services as well as secure information destruction services.

“At WM, we are committed to maximizing value for all our stakeholders by providing a comprehensive suite of environmental solutions to the market. The acquisition of Stericycle is a significant step in advancing this commitment because it broadens the scope of our service offerings, bringing together the leader in solid waste and a premier company in regulated medical waste services,” said Jim Fish, President and Chief Executive Officer of WM. “We have a proven track record of integrating and optimizing acquired businesses that benefit our customers and employees and deliver a strong return on investment for our shareholders. We look forward to working with the Stericycle team to capture the strategic, customer service, environmental, and financial benefits of this acquisition.”

“Our sustained focus and commitment to transforming our business over the past five years has uniquely positioned Stericycle for this transaction, which creates significant value for shareholders, unlocks new opportunities to deliver diversified services to customers, and supports investment in the growth and development of our team members,” said Cindy J. Miller, Stericycle’s President and Chief Executive Officer. “As customers seek to manage a greater volume and variety of materials in a safe, responsible, and sustainable way, Stericycle’s knowledge and expertise in regulated medical waste and secure information destruction are compelling additions to WM’s broad portfolio of environmental solutions. We are proud of all that we’ve accomplished to shape a healthier and safer world and look forward to our future as part of WM.”

Compelling Strategic and Financial Benefits

The acquisition advances WM’s growth strategy, underscores the importance of executing on its sustainability initiatives, and aligns with the Company’s financial goals, including growth in operating EBITDA and cash flow. Specifically, WM expects the addition of Stericycle to:

•

Expand WM’s already extensive environmental service offerings. The acquisition of Stericycle adds a leading platform of differentiated assets in the attractive medical waste and secure information destruction industries to WM’s suite of environmental solutions. Given the growth outlook for healthcare services in North America, WM expects this business to deliver revenue growth that surpasses the strong fundamentals of its core solid waste business.

•

Continue its commitment to comprehensive, sustainable waste solutions. This acquisition allows WM to further its unparalleled investment in growing North America’s recycling infrastructure and enhance the environmental value of Stericycle’s secure information destruction business.

•

Strengthen the foundation for sustainable long-term growth as a comprehensive service provider. The acquisition will bring together talented and dedicated employees who are passionate about managing the environmental needs of customers and communities with outstanding service and a commitment to safety. Integrating Stericycle into WM adds a top-tier operator in the healthcare and secure information destruction sectors - providing customers the option of partnering with a single, trusted provider known for safety, compliance and environmental stewardship to solve their diverse waste management needs.

•

Create significant synergies and grow WM’s earnings and cash flows. WM expects the transaction to generate more than $125 million in annual run-rate synergies. These synergy opportunities are driven by WM’s logistics expertise, its track record of using technology to optimize operating and SG&A costs, and its industry-leading disposal asset network. The Stericycle acquisition is expected to be accretive to WM’s earnings and cash flows within one year of close.

•

Support WM’s capital allocation priorities. WM’s strong balance sheet and significant cash flow generation position it well to fund the acquisition. In 2024, WM’s operating cash flow will continue to be directed to organic growth investments in WM’s recycling and renewable energy businesses, capital expenditures to support its base business, dividend payments, and acquisitions. The Stericycle acquisition will enhance WM’s cash flow growth and support its commitment to grow shareholder returns. WM currently expects to achieve targeted leverage and return to normal run-rate share repurchases within 18 months of the acquisition’s close.

Financing

The transaction is not subject to a financing condition. WM intends to finance the transaction using a combination of bank debt and senior notes.

In the near term, following completion of the transaction, WM expects a net debt-to-EBITDA ratio of approximately 3.4x. The Company has a long-standing commitment to a strong balance sheet and solid investment grade credit profile and expects its prudent approach to capital allocation, including a temporary suspension of share repurchases, to position it to achieve a leverage ratio within its targeted net debt-to-EBITDA range of 2.75x to 3.0x approximately 18 months after closing the transaction.

Timing and Approvals

The transaction, which was unanimously approved by the boards of directors of both companies, is expected to close as early as the fourth quarter of 2024, subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by a majority of the holders of Stericycle’s outstanding common shares.

Advisors

Centerview Partners LLC is serving as exclusive financial advisor to WM, and Vinson & Elkins L.L.P. and Baker Botts L.L.P. are serving as WM’s legal counsel. BofA Securities is serving as exclusive financial advisor to Stericycle, and Latham & Watkins LLP is serving as Stericycle’s legal counsel.

ABOUT WM

WM (WM.com) is North America’s leading provider of comprehensive environmental solutions. Previously known as Waste Management and based in Houston, Texas, WM is driven by commitments to put people first and achieve success with integrity. The company, through its subsidiaries, provides collection, recycling and disposal services to millions of residential, commercial, industrial and municipal customers throughout the U.S. and Canada. With innovative infrastructure and capabilities in recycling, organics and renewable energy, WM provides environmental solutions to and collaborates with its customers in helping them achieve their sustainability goals. WM has the largest disposal network and collection fleet in North America, is the largest recycler of post-consumer materials and is the leader in beneficial use of landfill gas, with a growing network of renewable natural gas plants and the most landfill gas-to-electricity plants in North America. WM’s fleet includes more than 12,000 natural gas trucks - the largest heavy-duty natural gas truck fleet of its kind in North America. To learn more about WM and the company’s sustainability progress and solutions, visit Sustainability.WM.com.

ABOUT STERICYCLE

Stericycle is a U.S. based business-to-business services company and a leading provider of compliance-based solutions that protect people and brands, promote health and well-being and safeguard the environment. Stericycle serves customers in North America and Europe with solutions for regulated waste and compliance services and secure information destruction. For more information about Stericycle, please visit Stericycle.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws about WM, Stericycle and the proposed acquisition, including but not limited to all statements about the timing and approvals of the proposed acquisition; ability to consummate and finance the acquisition; method of financing the acquisition; integration of the acquisition; future operations or benefits; future capital allocation; future business and financial performance of WM and Stericycle and the ability to achieve full year financial guidance; future leverage ratio; future share repurchases; and all outcomes of the proposed acquisition, including synergies, cost savings, and impact on earnings, cash flow growth, return on capital, shareholder returns, and strength of the balance sheet, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. You should view these statements with caution and should not place undue reliance on such statements. They are based on the facts and circumstances known to WM and Stericycle (as the case may be) as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, general economic and capital market conditions; global geopolitical conditions, including increased costs, social and commercial disruption, service reductions and other adverse effects on business, financial condition, results of operations and cash flows; the effects that the announcement or pendency of the merger may have on WM, Stericycle, their respective business and their ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to obtain stockholder approval or satisfy other closing conditions; inability to obtain financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on Stericycle or its business; legal proceedings that may be instituted related to the proposed acquisition; significant and unexpected costs, charges or expenses related to the proposed acquisition; failure to successfully integrate the acquisition, realize anticipated synergies or obtain the results anticipated; and other risks and uncertainties described in WM’s and Stericycle’s filings with the SEC, including Part I, Item 1A of each company’s most recently filed Annual Report on Form 10-K, and subsequent reports on From 10-Q, which are incorporated herein by reference, and in other documents that WM or Stericycle file or furnish with the SEC. Except to the extent required by law, neither WM nor Stericycle assume any obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of new information, future events, circumstances or developments or otherwise.

NON-GAAP FINANCIAL MEASURES

For purposes of the pro forma leverage ratio, all terms used in that calculation, including EBITDA, are defined in WM’s Revolving Credit Agreement filed with the SEC on Form 8-K on May 8, 2024.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of WM and Stericycle. Stericycle intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Stericycle stockholders for purposes of obtaining stockholder approval of the proposed transaction. The definitive proxy statement will be sent or given to Stericycle stockholders and will contain important information about the contemplated transaction. INVESTORS AND STOCKHOLDERS OF Stericycle ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STERICYCLE AND THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov or from Stericycle at its website at investors.Stericycle.com.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Stericycle and its respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Stericycle stockholders in connection with the contemplated transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Stericycle’s stockholders in connection with the proposed transaction will be set forth in Stericycle’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by Stericycle’s stockholders. You may also find additional information about Stericycle’s directors and executive officers in Stericycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 28, 2024, in Stericycle’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

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